UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2013

CollabRx, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)
000-26824
(Commission
File Number)
68-0370244
(I.R.S. Employer
Identification No.)

44 Montgomery Street, Suite 800
San Francisco, CA 94104-4811
 (Address of Principal Executive Offices)

(415) 248-5350
 (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 20, 2013, CollabRx, Inc. (the “Company”) entered into a material agreement with Cantor Fitzgerald & Co., a copy of which is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

99.1	Sales Agreement between the Company and Cantor Fitzgerald & Co. dated December 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2013	COLLABRX, INC.

	By:	/S/ Thomas R. Mika
	Name:	Thomas R. Mika
	Title:	President and Chief Executive Officer